BARON

FUNDS®

Baron Discovery Fund

Supplement dated December 22, 2014

to Summary Prospectus dated January 28, 2014

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY

Effective February 20, 2015, in connection with the principal investment strategy of Baron Discovery Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the following sentence under “Principal Investment Strategies of the Fund,” which reads as follows: “The Fund invests primarily in equity securities in the form of common stock of small-sized growth companies with market capitalizations of less than $1.5 billion at the time of purchase selected for their capital appreciation potential.” is deleted in its entirety and replaced with the following: “The Fund invests primarily in equity securities in the form of common stock of small-sized growth companies. The Adviser defines small-sized companies as those, at the time of purchase, with market capitalizations up to the weighted median market capitalization of the Russell 2000 Growth Index at reconstitution, or companies with market capitalizations up to $1.5 billion, whichever is larger.” In addition, the following sentence under “Principal Investment Strategies of the Fund,” which reads as follows: “We anticipate that the weighted average market capitalization will be at or below that of the Russell 2000 Growth Index.” is deleted in its entirety.

This information supplements the Summary Prospectus dated January 28, 2014. This Supplement and the Summary Prospectus constitute a current prospectus. To request another copy of the Summary Prospectus or the Prospectus, please call 1-800-992-2766 or visit our website at www.BaronFunds.com.